UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 11, 2005

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

935 Stewart Drive
Sunnyvale, California 94085
(Address of principal executive offices, including zip code)

(408) 731-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.78
EXHIBIT 10.79

Item 1.01. Entry into a Material Definitive Agreement

     On January 11, 2005, Proxim Corporation (the “Company”) entered into Amended Employment Agreements with Kevin J. Duffy and Franco Plastina. The Amended Employment Agreements entered into by the Company and Messrs. Duffy and Plastina were entered into in connection with the previously announced transition plan whereby Mr. Duffy has been appointed President and Chief Executive Officer of the Company and Mr. Plastina has been appointed Executive Chairman of the Company’s Board of Directors. The aforementioned agreements are filed as exhibits to this Current Report on Form 8-K.

Second Amendment To Employment Agreement between the Company and Kevin J. Duffy

     On January 11, 2005, the Company and Mr. Duffy entered into the Second Amendment to Employment Agreement, amending the terms of Mr. Duffy’s Employment Agreement with the Company, dated as of December 5, 2002. The Employment Agreement between Mr. Duffy and the Company, as amended (the “Duffy Agreement”), defines the terms of Mr. Duffy’s service as President and Chief Executive Officer of the Company. Under the terms of the agreement as amended, Mr. Duffy receives an annual base salary of $425,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 100% of his base salary. The Company may terminate Mr. Duffy’s employment at any time and Mr. Duffy may terminate his employment upon 30 days’ prior written notice. In the event his employment is terminated by the Company without cause or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Duffy under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 12 months or the number of months he had been employed by the Company (the “Severance Period”);

•	His annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

     In the event the Company terminates Mr. Duffy’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the Duffy Agreement), Mr. Duffy’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 12 months; and

•	All outstanding and unvested options shall vest and remain exercisable during the Severance Period.

     Mr. Duffy has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

Amended Employment Agreement between the Company and Franco Plastina

     The Amended Employment Agreement between Franco Plastina and the Company (the “Plastina Agreement”) defines the terms of Mr. Plastina’s service as Executive Chairman of the Company’s Board of Directors. Under the terms of the Plastina Agreement, as Executive Chairman, Mr. Plastina receives an annual base salary of $400,000, subject to annual increases at the discretion of the Board of Directors and an annual bonus with a target amount for achieving certain objectives of not less than 75% of his base salary. Also pursuant to the terms of the Plastina Agreement, Mr. Plastina has received 250,000 Restricted Stock Units (“RSUs”) under the Company’s 1995 Long-Term Incentive Plan, representing 250,000 of the Company’s Class A Common Stock, with such RSUs vesting in equal installments at December 31, 2005 and December 31, 2006. Pursuant to the terms of Mr. Plastina’s RSU grant, such shares may be issued in a lesser number, net of applicable taxes.

     The Company may terminate Mr. Plastina’s employment at any time and Mr. Plastina may terminate his employment upon 90 days’ prior written notice without good reason or upon 30 days’ prior written notice for good reason (“good reason” in each case as defined in the Plastina Agreement). In the event his employment is terminated by the Company without good reason or he terminates his employment for good reason, he is entitled to receive the following benefits, reduced by the present value of any other cash severance benefits payable to Mr. Plastina under any other plans or programs of the Company:

•	Earned but unpaid base salary and target bonus, pro rated through the date of termination;

•	Reimbursement for certain business expenses properly incurred;

•	Any employee benefits to which he is entitled under the Company’s benefit plans;

•	Continued payment of base salary for the lesser of 24 months or the number of months he had been employed by the Company (the “Severance Period”);

•	Twice his annual bonus target amount, pro rated based on the number of months in the Severance Period in the event he has been employed less than one year;

•	Full vesting of all unvested RSUs;

•	Acceleration of all unvested options that would have vested during the Severance Period; and

•	Continued coverage under the Company’s medical insurance plans during the Severance Period at the same cost to him as was provided to him immediately prior to the date of termination.

     In the event the Company terminates Mr. Plastina’s employment without cause or he terminates his employment for good reason upon or within 13 months following a change of control (as defined in the Plastina Agreement), Mr. Plastina’s severance benefits as described above shall be modified as follows:

•	The base salary and target bonus amounts described above shall be paid as a lump sum within 10 business days following termination;

•	The term “Severance Period” shall mean 24 months; and

•	All outstanding and unvested RSUs and options shall vest and remain exercisable during the Severance Period.

     Mr. Plastina has agreed not to disclose any confidential information pertaining to the Company’s business and has agreed not to compete with the Company during his employment and for one year following termination of his employment.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective January 1, 2005, pursuant to the previously announced transition plan and as outlined above, Kevin Duffy replaced Franco Plastina as the Chief Executive Officer of Proxim Corporation (the “Company”). Mr. Plastina continues in service to the Company as Executive Chairman of the Company’s Board of Directors. Prior to Mr. Duffy’s appointment as Chief Executive Officer of the Company, he served as President and Chief Operating Officer of the Company.

     Mr. Duffy is 42 years old and serves as both the President and Chief Executive Officer of the Company. Mr. Duffy joined the Company in December 2002 as Senior Vice President and General Manager of the Company. In September 2003, Mr. Duffy was named Senior Vice President of Product Development. Mr. Duffy was appointed Chief Operating Officer of the Company in April 2004 and President of the Company in July 2004. Prior to joining the Company, Mr. Duffy was vice president of Home Networking at SIEMENS Information & Communications Mobile, where he was responsible for channel development, strategic partnerships and customer acquisition, as well as for creating and managing global business processes. Prior to working with SIEMENS, Mr. Duffy held positions with Northern Telecom and Tracor Aerospace and was a non-commissioned officer serving as an Avionics Nav/Com technician in the United States Air Force.

     As described in Item 1.01 of this Current Report on Form 8-K, Mr. Duffy’s employment with the Company is governed by the terms of an employment agreement, originally entered into by Mr. Duffy and the Company in December of 2002 and amended as of January 11, 2005. Under the terms of the agreement as amended, Mr. Duffy receives an annual base salary of $425,000, subject to annual increases at the discretion of the Board of Directors, and an annual bonus with a target amount for achieving certain objectives of not less than 100% of his base salary. Further details of Mr. Duffy’s employment agreement are incorporated here by reference to Item 1.01 of this Current Report on 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.71(1)*	Employment Agreement, dated as of December 5, 2002, between Proxim Corporation and Kevin J. Duffy
10.72(2)*	Amendment to Employment Agreement, dated as of May 25, 2004, between Proxim Corporation and Kevin J. Duffy
10.78*	Second Amendment to Employment Agreement, dated as of January 11, 2005, between Proxim Corporation and Kevin J. Duffy
10.79*	Amended Employment Agreement, dated as of January 11, 2005, between Proxim Corporation and Frank Plastina

(1) Incorporated by reference to Exhibit 10.71 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission November 11, 2004.

(2) Incorporated by reference to Exhibit 10.72 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission November 11, 2004.

* Management contract or compensatory plan or arrangement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION

By:	/s/ Michael D. Angel
Michael D. Angel
Executive Vice President and Chief Financial Officer

Date: January 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.71(1)*	Employment Agreement, dated as of December 5, 2002, between Proxim Corporation and Kevin J. Duffy
10.72(2)*	Amendment to Employment Agreement, dated as of May 25, 2004, between Proxim Corporation and Kevin J. Duffy
10.78*	Second Amendment to Employment Agreement, dated as of January 11, 2005, between Proxim Corporation and Kevin J. Duffy
10.79*	Amended Employment Agreement, dated as of January 11, 2005, between Proxim Corporation and Frank Plastina

(1) Incorporated by reference to Exhibit 10.71 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission November 11, 2004.

(2) Incorporated by reference to Exhibit 10.72 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, filed with the Securities and Exchange Commission November 11, 2004.

* Management contract or compensatory plan or arrangement.